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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 29, 2004


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)


British Columbia, Canada              000-17082                             N/A
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(Jurisdiction of              (Commission File Number)            (IRS Employer
Incorporation)                                              Identification No.)


                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.     OTHER EVENTS

            QLT reported today that the Centers for Medicare & Medicaid Services
(CMS) has determined that the evidence supports reimbursement of Visudyne(R) therapy for patients with age-related macular degeneration with occult and minimally classic lesions that are four disc areas or less in size and which have shown evidence of progression.

ITEM 7.     EXHIBITS

Exhibit
Number      Description
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99.1        Press Release dated January 29, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                      QLT Inc.
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                                       (Registrant)






Date  January 29, 2004                 /s/ Paul J. Hastings
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                                       (Signature)
                                       President and Chief Executive Officer